SECURITIES AND EXCHANGE COMMISSION
	Washington, D.C.  20549
		FORM 8-K
	   CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934
Date of Report (date of earliest event reported) September 20, 2001

BANC ONE HELOC TRUST 1998-1
   (Exact name of registrant as specified in its charter)

       United States     	333-03911-01 		36-1248602
     (State or Other	(Commission File  	(I.R.S. Employer
      Jurisdiction	Number)     		Identification No.)
      of Incorporation)

c/o Bank One, National Association
Corporate Trust Services Division - 9th floor 1 N. State Street,
Chicago IL
(Address of Principal Executive Offices)
60670-0126
(Zip Code)

Registrant's telephone number, including area code:		312-336-9730

Item 5.	Other Events
On behalf of Banc One HELOC Trust 1998-1, a Trust created pursuant to the Pooling Agreement, dated August 31, 1998, the Paying Agent has caused to be filed with the Commission, the Monthly Report dated September 20, 2001.
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates.

A.	Monthly Report Information: Aggregate distribution information
	for the current distribution date September 20, 2001.
		Principal	  Interest		Ending Balance
Cede & Co.	$14,457,463.55 	$1,286,948.89	       $372,724,219.60

B.	No delinquency in payment under the Transferor Certificate, or
	the MBIA Insurance Policy has occurred.

C.	Have any deficiencies occurred?  NO. Date: Amount:

D.	Were any amounts paid or are any amounts payable under the
	MBIA Insurance Policy?  NO Amount:

E.	Are there any developments with respect to the MBIA Insurance
	Policy?  NONE.

F.	Item 1:  Legal Proceedings:  NONE

G.	Item 2:  Changes in Securities:  NONE

H.	Item 4:  Submission of Matters to a Vote of Security Holders:  NONE

I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:  NOT
	APPLICABLE

Item 7.	Monthly Statements and Exhibits
Exhibit No. 1.	Monthly Statement to Certificateholders dated September 20, 2001






Statement to Certificateholders (Page 1 of 2)

Distribution Date:						9/20/01

	INVESTOR CERTIFICATES DISTRIBUTION SUMMARY
	(PER $1000 ORIGINAL PRINCIPAL AMOUNT)

A.	INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

	Investor Certificate Interest Distributed		1.514058
	Investor Certificate Interest Shortfall Distributed	0.000000
	Remaining Unpaid Investor Certificate Interest Shortfall 0.000000

	Managed Amortization Period ? (Yes=1; No=0)	1
	Investors Certificate Principal Distributed	17.008781
	  Principal Distribution Amount			17.172198
	     Maximum Principal Payment			24.912838
	     Alternative Principal Payment		17.172198
	     Principal Collections less Additional Balances	17.172198
	  Investor Loss Amount Distributed to Investors	0.228089
	  Accelerated Principal Distribution Amount	-0.391506
	  Credit Enhancement Draw Amount 0.00

	Total Amount Distributed to Certificateholders (P & I)	18.522838

B.	INVESTOR CERTIFICATE PRINCIPAL BALANCE

	Beginning Investor Certificate Balance	387,181,683.14
	Ending Investor Certificate Balance	372,724,219.60
	Beginning Invested Amount		396,093,793.50
	Ending Invested Amount			381,303,549.46
	Investor Certificateholder Floating Allocation Percentage  95.8480%
	Pool Factor		0.4384991
	Liquidation Loss Amount for Liquidated Loans	202,274.40
	Unreimbursed Liquidation Loss Amount	0.00

C.	POOL INFORMATION

	Beginning Pool Balance	413,251,841.43
	Ending Pool Balance	398,453,199.04
	Servicing Fee		172,188.27

D.	INVESTOR CERTIFICATE RATE

	Investor Certificate Rate	3.860000%
	LIBOR Rate	3.610000%
	Maximum Rate	7.293400%

E.	DELINQUENCY & REO STATUS

	Delinquent 30-59 days
	    No. of Accounts	168
	   Trust Balances	5,222,009.00
	Delinquent 60-89 days
	    No. of Accounts	56
	   Trust Balances	1,784,784.00
	Delinquent 90+ days
	    No. of Accounts	111
	   Trust Balances	4,170,092.00
	Delinquent 9+ Months
	    No. of Accounts	0
	   Trust Balances	0.00
	REO
	    No. of Accounts	0
	   Trust Balances	0.00


Statement to Certificateholders (Page 2 of 2)

Distribution Date:						9/20/01

	IN WITNESS WHEREOF, the undersigned has caused this Certificate
	to be duly executed and certifies to the best of her knowledge and
	belief that information is true and correct this 17th day of September, 2001



		       Bank One, N.A.
		       as Servicer

			/s/ Tracie Klein
		       _______________________________________

		       Tracie Klein
		       Vice President


	Distribution List:
	"   Keith Richardson - Bank One, N.A."

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANC ONE HELOC TRUST 1998-1

By  /s/ Keith Richardson
Name:	Keith Richardson

Dated September 20, 2001